Exhibit 10.19

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of March __, 2010, is made by and between Hudson Asset Partners, LLC, a Delaware limited liability company, in its capacity as collateral agent (the “Collateral Agent”), and XELR8 Holdings, Inc., a Nevada corporation (“Borrower”), XELR8, Inc., a Colorado corporation and whollyowned subsidiary of Borrower (“XELR8”), and VitaCube Systems, Inc., a Colorado corporation and whollyowned subsidiary of Borrower (“VitaCube” and together, with XELR8, the “Subsidiaries” and together with Borrower, the “Grantor”) for the benefit of the holders (the “Holders”) of those certain five year convertible secured promissory notes described below in the minimum principal amount of $1,000,000 (the “Minimum Amount”) and a maximum amount of up to $2,000,000 (or up to $3,000,000, if an overallotment option (the “Overallotment”) is exercised in full), to be issued by Borrower from time to time on and after the date hereof, all upon terms described in that certain Confidential Private Placement Memorandum, dated on or about February 1, 2010 (the “Memorandum”).

W I T N E S S E T H:

WHEREAS, from time to time on and after the date hereof and subject to reaching the Minimum Amount, Borrower may issue up to $2,000,000 (or up to $3,000,000, upon exercise of the Overallotment in full) of its 10% convertible secured five year promissory notes (as each may be at any time amended, extended, restated, renewed or modified, each a “Convertible Note,” and collectively, the “Convertible Notes”), which are convertible into shares (“Shares”) of the Company’s common stock, $0.001 par value (“Common Stock”), upon the terms set forth in the Memorandum (such transaction referred to herein as the “Financing”);

WHEREAS, pursuant to the execution of a Subscription Agreement in the form attached to the Memorandum as Exhibit D (the “Subscription Agreement”), each subscriber has become a Holder and has appointed and authorized the Collateral Agent to act as collateral agent under this Agreement;

WHEREAS, it is a condition precedent to the obligation of each of the subscribers to purchase a Convertible Note that Grantor shall have granted to the Collateral Agent a security interest for the benefit of the Holders in the Collateral (as hereinafter defined) as contemplated by this Agreement;

WHEREAS, Borrower desires to grant the Collateral Agent a security interest for the benefit of the Holders in the Collateral as contemplated by this Agreement;

WHEREAS, Subsidiaries are subsidiaries of Borrower and, as such, will derive substantial benefit and advantage from the sale of the Notes, and it will be to each such Grantor's direct interest and economic benefit to assist the Borrower in procuring such Notes; and

WHEREAS, in connection with the issuance of the Notes, (i) each Subsidiary has agreed to guaranty the Secured Obligations (as hereinafter defined) of Borrower pursuant to a separate Guaranty (each, a “Guaranty and, collectively, the “Guaranties”), and (ii) each Subsidiary has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I – DEFINITIONS

1.1 This Agreement is the Security Agreement referred to in the Subscription Agreement, the Memorandum and the Convertible Notes. As used in this Agreement, the following terms shall have the meanings respectively set forth below:

“Agreement” means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

“Collateral” means all of Grantor’s now owned or hereafter acquired right, title and interest in and to the General Assets, the Trademarks, the Patents and the Licenses.

“General Assets” shall have the meaning set forth in Section 2.1 hereof.

“Investment Collateral” shall have the meaning set forth in Section 7.1 hereof.

“Licenses” shall have the meaning set forth in Section 2.4 hereof.

“Patents” shall have the meaning set forth in Section 2.3 hereof.

“Permitted Encumbrances” means (a) mechanic’s, materialmen’s, and similar liens, securing payment of sums not yet due and payable and for which an appropriate reserve has been established, (b) liens for taxes not yet delinquent or for taxes that the taxpayer is contesting in good faith through appropriate proceedings and for which an appropriate reserve has been established in the financial statements of such taxpayer, (c) purchase money liens and liens securing rental payments under capital lease arrangements; provided that, the amount of any such lien under this subsection (c) shall not exceed $2,500; and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money; provided that, the amount of any such lien under this subsection (d) shall not exceed $2,500. The aggregate amount of all liens under subsection (c) and (d) above shall not exceed $25,000.

“Secured Obligations” means any and all present and future obligations of Grantor arising under or relating to the Convertible Notes, the Subscription Agreement, or this

Agreement, whether due or to become due, matured or unmatured, or liquidated or unliquidated, including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Grantor. For the avoidance of doubt, the Secured Obligations shall include the obligations of the Grantor to pay the fees and expenses of the Collateral Agent and to provide indemnity to the Collateral Agent pursuant to Article XIV hereof.

“Trademarks” shall have the meaning set forth in Section 2.2 hereof.

“Transaction Documents” for purposes of this Agreement, the Transaction Documents shall mean the Convertible Notes, the Subscription Agreement, the Guaranties and this Agreement.

ARTICLE II –SECURITY INTERESTS

2.1 Grant of Security Interest in General Assets. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the pro rata benefit of the Holders, a security interest as and by way of a security interest having priority over all other security interests except as expressly set forth in this Agreement, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor’s right, title and interest in and to the Grantor’s now owned or otherwise existing and hereafter acquired or arising:

(a) accounts (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of New York), contract rights and all other forms of obligations owing to the Grantor arising out of the sale or lease of goods or the rendition of services by the Grantor, irrespective of whether earned by performance, and any and all credit insurance, guarantees or security therefor;

(b) books and records, including ledgers; records indicating, summarizing or evidencing the Grantor’s properties or assets or liabilities; all information relating to the Grantor’s business operations or financial condition; and all other computer programs, disk or tape files, printouts, runs or other computer prepared information;

(c) deposit accounts (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of New York);

(d) all of the Grantor’s general intangibles (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of New York) and other personal property (including contract rights, rights arising under common law, statutes or regulations, choses or things in action, commercial tort claims, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, computer programs, information contained in computer disks or tapes, literature, reports, catalogs, insurance premium rebates, tax refunds and tax refund claims);
(e) goods (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of New York), including (i) all inventory, including equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory, (ii) all equipment employed in connection with the Grantor’s business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof and (iii) all vehicles;
(f) instruments and other investment property (as such terms are defined from time to time in the Uniform Commercial Code as in effect in the State of New York);

(g) negotiable collateral, including all of the Grantor’s right, title and interest with respect to any letters of credit, letter of credit rights, instruments, drafts, documents and chattel paper (as each term is defined from time to time in the Uniform Commercial Code as in effect in the State of New York), and any and all supporting obligations in respect thereof;

(h) money or other assets of the Grantor that now or hereafter come into the possession, custody or control of the Grantor;

(i) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; and

(j) all of the Grantor’s right, title and market in and to any shares of capital stock of any of its subsidiaries and the certificates representing any such shares.

All of the items described in clauses (a)(j) in this Section 2.1 are hereinafter individually and/or collectively referred to as the “General Assets.”

On or prior to the date of execution of this Agreement, Grantor shall deliver to the Collateral Agent, for the benefit of the Holders, a certificate of insurance naming the Collateral Agent as loss payee and additional insured, as its interest may appear, under the Grantor’s policies of liability and property insurance for the benefit of the Holders, which shall remain in effect for the term of this Agreement.

2.2 Grant of Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the pro rata benefit of the Holders, a security interest having priority over all other security interests, including with power of sale to the fullest extent permitted by applicable law, in all of the Grantor’s right, title and interest in and to the Grantor’s now owned or otherwise existing and hereafter acquired or arising: (a) trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and (b) all renewals thereof, all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, the right to sue for past, present and future infringements and dilutions thereof, the goodwill of the Grantor’s business symbolized by the foregoing and connected therewith and all of the Grantor’s rights corresponding thereto throughout the world (all of the foregoing items described in the foregoing clauses (a) and (b) in this Section 2.2, are hereinafter individually and/or collectively referred to as the “Trademarks”); and (c) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.

2.3 Grant of Security Interest in Patents. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Holders, a security interest having priority over all other security interests, including with power of sale to the fullest extent permitted by applicable law, in all of the Grantor’s right, title and interest in and to the Grantor’s now owned or otherwise existing and hereafter acquired or arising: (a) patents and patent applications and (b) all renewals thereof, all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, the right to sue for past, present and future infringements and dilutions thereof, the goodwill of the Grantor’s business symbolized by the foregoing and connected therewith and all of the Grantor’s rights corresponding thereto throughout the world (all of the foregoing items described in the foregoing clauses (a) and (b) in this Section 2.3, are hereinafter individually and/or collectively referred to as the “Patents”); and (c) all proceeds of any and all of the foregoing, including license royalties and proceeds of the infringement suits. Notwithstanding the foregoing provisions of this Section 2.3, the Patents shall not include any agreement to purchase a patent in effect as of the date hereof that by its terms expressly prohibits the grant of the security contemplated by this Agreement; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.3 shall be deemed to apply thereto automatically.

2.4 Grant of Security Interest in Licenses. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Holders, a security interest having priority over all other security interests, including with power of sale to the fullest extent permitted by applicable law, in all of the Grantor’s right, title and interest in and to the Grantor’s now owned or otherwise existing and hereafter acquired in any license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to use the foregoing in connection with the enforcement of the Holders’ rights under the Convertible Notes, including the right to prepare for sale and sell any and all inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the “Licenses”). Notwithstanding the foregoing provisions of this Section 2.4, the Licenses shall not include any license agreement in effect as of the date hereof that by its terms expressly prohibits the grant of the security contemplated by this Agreement; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.4 shall be deemed to apply thereto automatically.

2.5 Title; Other Liens. Except for the security interest granted to the Collateral Agent pursuant to this Agreement, the Grantor owns each of the General Assets, Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses on file or of record in any public office, except for Permitted Encumbrances and as such as have been filed in favor of the Collateral Agent pursuant to this Agreement.

ARTICLE III – FURTHER ASSURANCES

3.1 At any time and from time to time at the request of the Collateral Agent, the Grantor shall execute and deliver to the Collateral Agent all such financing statements and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent as shall be necessary or desirable to fully perfect, when filed and/or recorded, the security interest granted to the Collateral Agent for the benefit of the Holders pursuant to Article II of this Agreement. The Grantor hereby authorizes the Collateral Agent, without notice to the Grantor, to file any financing statement and amendments thereof or continuations thereof, naming the Grantor as debtor and the Collateral Agent as the secured party. At any time and from time to time, the Collateral Agent shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as the Collateral Agent may deem appropriate to perfect and to maintain perfected the security interest granted to it for the benefit of the Holders in Article II of this Agreement. Before and after the occurrence of any default under the Convertible Notes, at the Collateral Agent’s request, the Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by the Collateral Agent to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of the Collateral Agent for the benefit of the Holders or the priority thereof, including causing any such financing statements to be filed and/or recorded in the applicable jurisdiction.

ARTICLE IV – SECURITY AGREEMENT

4.1 This Agreement secures the payment of all of the Secured Obligations of the Grantor now or hereafter existing under the Convertible Notes, whether for principal, interest, fees, expenses or otherwise, and all of the Secured Obligations of the Grantor now or hereafter existing under this Agreement and provides for the application of proceeds from the Collateral, upon the occurrence of an Event of Default (as defined in the Convertible Notes), to satisfy the Secured Obligations, including the irrevocable right of the Collateral Agent to apply proceeds from Collateral to the payment of any and all amounts owing to the Collateral Agent pursuant to any of the provisions of Article X or Article XIV of this Agreement prior to making any payment to any or all of the Holders.

ARTICLE V – EVENTS OF DEFAULT

5.1 There shall be an Event of Default hereunder upon the occurrence and during the continuance of an Event of Default under any of the Convertible Notes. The Grantor shall promptly notify the Collateral Agent in writing of any occurrence of an Event of Default.

ARTICLE VI – RIGHTS UPON EVENT OF DEFAULT

6.1 Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that the Collateral Agent may have under applicable law or in equity or under this Agreement, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction.

ARTICLE VII – VOTING RIGHTS; DIVIDENDS; ETC.

7.1 With respect to Grantor’s right, title and interest to any Collateral consisting of securities, partnership interests, joint venture interests, investments or the like (referred to collectively and individually in this Article VII and in Article VIII hereof as the “Investment Collateral”), so long as no Event of Default occurs and remains continuing:

(a) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Convertible Notes; and

(b) the Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Investment Collateral.

ARTICLE VIII – RIGHTS DURING EVENT OF DEFAULT

8.1 With respect to any Investment Collateral, so long as an Event of Default has occurred and is continuing:

(a) at the option of the Collateral Agent, subject to the direction of the Requisite Holders (as defined below), all rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7.1(a) of Article VII hereof, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 7.1(b) of Article VIII hereof, shall cease, and all such rights thereupon shall become vested in the Collateral Agent for the benefit of the Holders which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Investment Collateral such dividends and distributions; and

(b) all dividends and other distributions that are received by the Grantor contrary to the provisions of this Agreement shall be held in trust for the benefit of the Collateral Agent on behalf of the Holders, shall be segregated from other funds of the Grantor and forthwith shall be paid over to Collateral Agent for the benefit of the Holders as pledged Collateral in the same form as so received (with any necessary endorsements).

ARTICLE IX – GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 The Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

(a) except for the security interest granted to the Collateral Agent for the benefit of the Holders herein, the Grantor is, and as to Collateral acquired from time to time after the date hereof, the Grantor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any person except for Permitted Encumbrances, and the Grantor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Collateral Agent for the benefit of the Holders;

(b) there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest that has not been terminated or released by the secured party named therein, and so long as any Convertible Notes remain outstanding or any of the Secured Obligations of the Grantor remain unpaid, the Grantor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest hereby granted to the Collateral Agent for the benefit of the Holders;

(c) at the Grantor’s own expense, the Grantor will keep the Collateral (i) in good condition at all times (normal wear and tear excepted), and (ii) free and clear of all liens and encumbrances, except for the liens granted hereby and for Permitted Encumbrances; and without the consent of the Collateral Agent, the Grantor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of inventory in the ordinary course of business and the disposition of obsolete or wornout equipment in the ordinary course of business;

(d) the principal executive office and place of business of Borrower is located at 480 South Holly Street, Denver, Co. 80246. The Grantor will not move its principal executive office and place of business until (i) it shall have given to the Collateral Agent not less than 30 days’ prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent, in favor of the Holders, in the Collateral; and

(e) the Grantor will not amend its certificate of incorporation or other governing documents to change its name or state of incorporation.

ARTICLE X – FEES, COSTS AND EXPENSES

10.1 In addition to Grantor’s obligation to the Collateral Agent under a Collateral Agent Agreement among the Grantor, the Collateral Agent and the Placement Agent, the Grantor shall pay the Collateral Agent all of the Collateral Agent’s fees for services performed by it hereunder, and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by it in the making or the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All such fees and all advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Collateral Agent in exercising any right, privilege, power or remedy conferred hereunder, or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to the Collateral Agent by the Grantor, immediately upon demand, together with interest thereon from the date of demand at a rate of 12% per annum.

ARTICLE XI – CONTINUING EFFECT

11.1 This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Collateral Agent, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE XII – TERMINATION; RELEASE OF THE GRANTOR

12.1 This Agreement shall be terminated and all liens and security interests granted hereunder shall be released when all Secured Obligations of the Grantor have been paid in full or upon such release of the Secured Obligations hereunder or, with respect to any Convertible Note, when such Convertible Note shall no longer be outstanding. Upon such termination, and upon receipt by the Collateral Agent of evidence of such termination reasonably satisfactory to the Collateral Agent, the Collateral Agent shall return any pledged Collateral to the Grantor, or to the person or persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things reasonably required for the return of the Collateral to the Grantor, or to the person or persons legally entitled thereto, and to evidence or document the release of the Collateral Agent's interests arising for the benefit of the Holders under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantor.

ARTICLE XIII – [Intentionally Omitted]

ARTICLE XIV THE COLLATERAL AGENT

14.1 By their execution of Subscription Agreements in the form attached to the Memorandum as Exhibit C, the Holders have authorized the Collateral Agent to exercise for the pro rata benefit of the Holders all rights, powers and remedies provided to the Collateral Agent under or pursuant to this Agreement, including all rights, powers and remedies upon an Event of Default, subject always to the terms, conditions, limitations and restrictions provided in this Agreement. In furtherance and not in limitation of the foregoing, by its execution of such Subscription Agreement, each Holder has acknowledged and agreed that: (i) the Collateral Agent shall not be responsible for the execution, effectiveness, genuineness, validity, perfection, enforceability, collectability, value or sufficiency of the Collateral, or for any representations, warranties or statements made in any document executed in connection with this Security Agreement, other than representations expressly made herein by the Collateral Agent; (ii) the Collateral Agent shall not be required to ascertain or inquire as to the performance or observance by the Grantor or any other party of any of the terms or provisions of the Secured Obligations; (iii) the Collateral Agent shall not be liable for or by any reason of (1) the failure or defect in the registration, filing, or recording of any instruments or financing statements in connection with the transactions contemplated by this Agreement or (2) any failure to do any act necessary to constitute, perfect and/or maintain the priority of the security interests created by this Agreement, and (iv) the Collateral Agent shall not be deemed to have any knowledge of any Event of Default unless and until it shall have received written notice thereof from the Grantor or the Requisite Holders describing such Event of Default in reasonable detail. Except with respect to those matters as to which the Collateral Agent is expressly required to act under the terms of this Article XIV, the Collateral Agent may act or refrain from acting with the written consent of holders of a majority of the aggregate principal amount of outstanding Convertible Notes as of the date of such consent (the “Requisite Holders”), which Requisite Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent; provided, however, that such direction shall not be in conflict with any rule of law or expose the Collateral Agent to personal liability, such direction shall not be unduly prejudicial to the rights of any nonconsenting Holder, and the Collateral Agent may take any action deemed proper by the Collateral Agent, in its discretion, which is not inconsistent with such direction or the terms of this Agreement. It is agreed that the duties of the Collateral Agent are only such as are herein specifically provided, and the Collateral Agent shall have no other duties, implied or otherwise.

14.2 [Intentionally Omitted]

14.3 Anything herein to the contrary notwithstanding, none of the provisions of this Agreement shall be construed to require the Collateral Agent to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall be satisfied that one or more of the Grantor, the Holders, and/or the placement agent for the Convertible Notes are at the time obligated and in a financial position to pay the Collateral Agent’s reasonably anticipated fees for its services and its outofpocket expenses (including fees of its counsel) in the performance of such duties or the exercise of any of such rights or powers and to indemnify it against any such risk or liability. In no event shall the Collateral Agent be liable (i) for any consequential, punitive or special damages or (ii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

14.4 The Collateral Agent shall not be required or bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document. The Collateral Agent may execute any of the powers under the Security Agreement or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible or liable for the acts or omissions, including any willful misconduct or gross negligence, on the part of any agent, attorney, custodian or nominee so appointed.

14.5 The Grantor shall indemnify and hold the Collateral Agent and its managers, members, directors, employees, officers, agents, representatives, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and reasonable counsel fees and expenses that may be imposed on the Collateral Agent or incurred by it in connection with its acceptance of its appointment as the Collateral Agent hereunder or the performance of its duties hereunder, except as a result of the Collateral Agent’s gross negligence or willful misconduct. Such indemnity includes all losses, damages, liabilities and expenses (including reasonable counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Agreement or the Subscription Agreements or involving the subject matter hereof or thereof or the transactions contemplated hereby or thereby. The indemnification provisions contained in this Section 14.5 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Collateral Agent.

14.6 The Collateral Agent shall transmit by mail to the Holders, or their successors or permitted assigns, as the names and addresses appear in a register of Holders maintained by the Grantor, notice of an Event of Default. The Grantor shall provide the Collateral Agent with a complete and accurate list of such names and addresses, as amended from time to time. The Collateral Agent shall not be deemed to have notice of any Event of Default unless the Collateral Agent shall have received written notice thereof from the Grantor or the Requisite Holders, describing such Event of Default in reasonable detail.

14.7 The Collateral Agent may at any time resign by giving written notice thereof to the Grantor at least 20 business days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Grantor shall promptly appoint a successor collateral agent by written instrument executed by authority of its board of directors, a copy of which shall be delivered to the resigning Collateral Agent and a copy to the successor collateral agent. If an instrument of acceptance by a successor collateral agent shall not have been delivered to the Collateral Agent within 20 business days after giving such notice of resignation, the resigning Collateral Agent may, but shall not be required to, petition any court of competent jurisdiction for the appointment of a successor collateral agent, but the Collateral Agent’s election not to petition the court, or any delay by the court in appointing a successor collateral agent, shall not affect the Collateral Agent’s resignation. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor collateral agent. The Collateral Agent may be removed at any time by written action by the Requisite Holders delivered to the Collateral Agent and to the Grantor. If the Collateral Agent shall be so removed, the Grantor shall promptly appoint a successor collateral agent in accordance with the procedures in this Article XIV.

ARTICLE XV – GOVERNING LAW

15.1 THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION.

ARTICLE XVI – ASSIGNMENT

16.1 This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Grantor and the Grantor’s successors and permitted assigns; inure, together with the rights and remedies of the Collateral Agent hereunder, in favor of the Holders and their successors, transferees and assigns; and be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing, the Holders may assign or otherwise transfer any portion of the Secured Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits and obligations in respect thereof granted to the Holders (including the beneficial interest in the rights and benefits granted to the Collateral Agent for the benefit of the Holders) herein or otherwise.

ARTICLE XVII – NOTICE

17.1 Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Grantors:

XELR8 Holdings, Inc.
480 South Holly Street
Denver, Colorado 80202
Attn: Daniel W. Rumsey, Interim Chief Executive Officer
Fax: (310) 3177484

With a copy to:

Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Attn: Michelle Shepston, Esq.
Fax: (303) 8931379

If to the Collateral Agent:

Hudson Asset Partners, LLC
14151 Magnolia Cove Road
Jacksonville, FL 32224
Attn: Murray R. Rubin, Secretary
Fax: (904) 273 5233

With a copy to:

Cohen Tauber Spievack & Wagner, P.C.
420 Lexington Ave., Suite 2400
New York, NY 10170
Attn: Adam Stein, Esq.
Fax: (212) 5865095

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement by its duly authorized officer as of the date first written above.

XELR8 HOLDINGS, INC.

By: /s/ Daniel W. Rumsey
Name: Daniel W. Rumsey
Title: Interim Chief Executive Officer

XELR8, INC.

By: /s/ Daniel W. Rumsey
Name: Daniel W. Rumsey
Title: Interim Chief Executive Officer

VITACUBE SYSTEMS, INC.

By: /s/ Daniel W. Rumsey
Name: Daniel W. Rumsey
Title: Interim Chief Executive Officer

HUDSON ASSET PARTNERS, LLC, as Collateral Agent

By: /s/ Murray R. Rubin
Name: Murray R. Rubin
Title: Secretary